LAUDUS TRUST
(the “Trust”)

Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
(the “Laudus Mondrian Funds”)

Supplement dated February 27, 2009 to the
Prospectus dated July 31, 2008

THE INFORMATION SET FORTH BELOW IS EFFECTIVE MARCH 2, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Board of Trustees of the Trust recently approved the re-opening of the Laudus Rosenberg U.S. Discovery Fund (the “U.S. Discovery Fund”) to new investors. Effective March 2, 2009, shareholders of the Laudus Mondrian Funds will be permitted to exchange any of their shares for shares of the U.S. Discovery Fund, which is offered by a separate prospectus. Accordingly, references indicating that the U.S. Discovery Fund is closed to new investors are deleted from the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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